UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 10, 2007 (April 2, 2007)

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ZEROS & ONES, INC.
(Exact name of registrant as specified in charter)

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Nevada	33-26531-LA	88-0241079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Lytton Ave. 2nd Floor Palo Alto, CA 94301
(Address of principal executive offices)

(800) 710-6637
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

.Item 8.01

Other Events.

On April 10, 2007, the Registrant amended its Articles of Incorporation to change its name to Voyant International Corporation, effective April 30, 2007.  The Registrant issued a press release relating to its change of name on April 2, 2007.  Since that press release was issued, the Registrant has decided to remain incorporated in Nevada under its new name.  A copy of that press release is attached as Exhibit 99.1.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.

Document

99.1

Press Release of Registrant dated April 2, 2007 relating to name change

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2007	ZEROS & ONES, INC. By: /s/ Dana R. Waldman Dana R. Waldman Chief Executive Officer

Exhibit Index
Exhibit No.	Description

99.1	Press Release of Registrant dated April 2, 2007 relating to name change